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                                                                    EXHIBIT 99.8

                            NON-COMPETITION AGREEMENT

         THIS AGREEMENT, dated as of October ____, 1999, between The UniMark Group, Inc. ("UNIMARK"), Simply Fresh Fruit, Inc. ("SIMPLY FRESH") and SFFI Company, Inc., a California corporation (the "BUYER").

                              W I T N E S S E T H:

         WHEREAS, UniMark has sold substantially all of the assets of Simply Fresh to the Buyer, pursuant to that certain Asset Purchase Agreement dated effective as of October 2, 1999 (the "ASSET PURCHASE AGREEMENT") by and among Buyer, Sam Perricone, the Sam Perricone Children's Trust - 1972, UniMark and Simply Fresh;

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, UniMark, Simply Fresh and Buyer have agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

         1. Covenant Not to Compete. UniMark acknowledges and agrees that for four (4) years from the effective date hereof (the "TERM"), UniMark and Simply Fresh will not engage in a Restricted Activity in the United States without the prior written consent of Buyer. For the purposes of this Agreement, a "RESTRICTED ACTIVITY" shall mean either:

                  (a) the marketing and sale of "Fresh-cut Fruit." For purposes of this Agreement "Fresh-cut Fruit" shall mean fruit that (i) has been cut and (ii) has not been processed, treated or packaged in any manner that extends the natural shelf life, appearance or taste of the freshly cut fruit; and

                  (b) the marketing and sale of fruit packed in "pails" for exclusive sale to "food service" customers.

         2. Customer Standstill. For a period of one year from the effective date of this Agreement, UniMark agrees to refrain from soliciting business from any existing customers of Simply Fresh, and likewise, Buyer agrees to refrain from soliciting business from any existing customers of UniMark or its subsidiaries.

         3. Termination. Notwithstanding anything to the contrary herein, this Agreement shall be null and void and shall have no further force and effect with respect to the applicable Restricted Activity, if:

          (a) any person or entity (an "ACQUIRING PERSON") acquires, directly or indirectly, a beneficial ownership position of 51% of the voting securities of UniMark or all or substantially all of the assets of UniMark (a "SALE TRANSACTION") and such Acquiring


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                  Person is engaged, directly or indirectly, in a Restricted
                  Activity at the time of such Sale Transaction; or

          (b) an Event of Default under either the 90 Day Note (as defined in the Asset Purchase Agreement) or the Four Year Note (as defined in the Asset Purchase Agreement) occurs.

         4.       General.

         (a) It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If any particular provisions or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this Agreement in the particular jurisdiction in which such adjudication is made.

         (b) This Agreement is entered into under and in subject to the terms and provisions of the Asset Purchase Agreement. The obligations of the parties hereto are subject to their obligations under the Asset Purchase Agreement.

         (c) This Agreement shall be construed in accordance with the laws of the State of California. The parties hereto agree that any dispute pertaining to this Agreement and the transactions contemplated hereby must be submitted for binding arbitration in Los Angeles, California, to the exclusion of courts of law, in accordance with commercial arbitration rules in force at the time of this Agreement.

         IN WITNESS WHEREOF, each of the undersigned has by its appropriate officer signed this Agreement on and as of the date first above written.


                                         THE UNIMARK GROUP, INC.,
                                         A Texas corporation


                                         By:
                                            -----------------------------------
                                             Soren Bjorn
                                             President, Chief Executive Officer
                                             and Secretary



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                                         SIMPLY FRESH FRUIT, INC.,
                                         A California corporation



                                         By:
                                            -----------------------------------
                                             Soren Bjorn
                                             President


                                         SFFI COMPANY,  INC.,
                                         A California corporation



                                         By:
                                            -----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


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